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                                                                   EXHIBIT 10.17

                                                                  EXECUTION COPY

                   THIRD AMENDMENT TO THE EMPLOYMENT AGREEMENT

          This Third Amendment (this "THIRD AMENDMENT") to the Employment Agreement, dated as of February 4, 1998 (as previously amended pursuant to that certain First Amendment to the Employment Agreement, dated as of May 26, 1999, and that certain Second Amendment to the Employment Agreement, dated as of December 6, 1999) (such Employment Agreement, as amended to date, the "EMPLOYMENT AGREEMENT"), by and between ICM Equipment Company L.L.C. (the "COMPANY"), and Kenneth Sharp, Jr. (the "EMPLOYEE"), is dated as of June 14, 2002. Each capitalized term which is used and not otherwise defined in this Third Amendment has the meaning given to such term in the Employment Agreement.

          WHEREAS, after the date hereof, the Company shall merge (the "MERGER") with and into H&E Equipment Services L.L.C., a Louisiana limited liability company (the "SUCCESSOR ENTITY"). Accordingly, upon the consummation of such Merger, the Successor Entity will be the successor of the Company.

          WHEREAS, the Company and the Employee desire to amend the Employment Agreement as set forth herein.

          NOW THEREFORE, in consideration of the mutual agreements set forth herein, the Company and the Employee hereby agree as follows:

          1.    AMENDMENTS TO THE EMPLOYMENT AGREEMENT.

          (a) PREAMBLE. Effective as of the consummation of the Merger, in the first paragraph of the Employment Agreement the phrase "ICM Equipment Company L.L.C., a Delaware limited liability company" is hereby amended and restated to read as follows: "H&E Equipment Services L.L.C., a Louisiana limited liability company."

          (b) SECOND WHEREAS CLAUSE. Effective as of the consummation of the Merger, the second Whereas Clause of the Employment Agreement is hereby amended and restated to read as follows:

                "WHEREAS the Company wishes to employ Employee as its Vice President, Lift Trucks, and Employee wishes to accept such employment, on the following terms and conditions."

          (c)   ARTICLE II. Effective as of the consummation of the Merger,
Article II of the Employment Agreement is hereby amended and restated to read as follows:

                "Employee shall serve the Company as its Vice
                President, Lift Trucks, and shall perform such services and duties for the Company as the Board of Directors of the Company may assign or delegate to him from time to time

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                commensurate with Employee's education and experience
                or as provided in the Amended and Restated Operating Agreement of the Company (as it may be amended from time to time, the "Operating Agreement"). Employee shall devote his full business time, attention, skill and effort exclusively to the performance of his duties for the Company and the promotion of its interest. Employee's duties hereunder shall be performed at such place or places as the interests, needs, businesses or opportunities of the Company shall require."

          (d) ARTICLE IV, DEFERRED COMPENSATION. Article IV of the Employment Agreement, which is titled "Deferred Compensation," is hereby deleted and Employee hereby agrees that Employee shall have no further rights and that the Company shall have no further obligations, in each case, with respect to such
Article IV of the Employment Agreement.

          2. THE EMPLOYMENT AGREEMENT. In all other respects the Employment Agreement is ratified and shall, as so changed by this Third Amendment, continue in full force and effect.

          3. COUNTERPARTS. This Third Amendment may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

          4. GOVERNING LAW. This Third Amendment shall be governed and construed in accordance with the same laws as the Employment Agreement.

                                    * * * * *

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          IN WITNESS WHEREOF, the parties hereto have executed this Third
Amendment to the Employment Agreement.

                                        ICM EQUIPMENT COMPANY L.L.C.


                                        By:  /s/ Gary Bagley
                                            ------------------------------------
                                            Name:  Gary Bagley
                                            Title: Chief Executive Officer

                                         /s/ Kenneth Sharp, Jr.
                                        ----------------------------------------
                                        Kenneth Sharp, Jr.